SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                              PROGINET CORPORATION
                              --------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[X]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                              PROGINET CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 14, 2000

To the Stockholders of Proginet Corporation:

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Proginet Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, November 14, 1999 at 5:00 p.m.. local time, at the conference facility of Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174, 9th floor for the following purposes:

         1. To elect five directors of the Company to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

         2. To approve an amendment to the Company's 1997 Stock Option Plan, as amended, a copy of which is set forth on Exhibit A, pursuant to which an additional 500,000 shares of the Company's common stock are reserved for issuance under such Plan.

         3. To adopt the 2000 Stock Option Plan of the Company, a copy of which is set forth on Exhibit B;

         4. To ratify the appointment of Grant Thornton LLP to serve as the Company's independent certified public accountants for the fiscal year ending July 31, 2001; and

         5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.


         The Board of Directors has fixed the close of business on October 18, 2000 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at the offices of CIBC Mellon Trust Company, the transfer agent of the Company, located at Mall Level, 1177 West Hastings Street, Vancouver, British Columbia V6E 2K3, or at the offices of Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.

         Whether or not you expect to be present at the meeting, please promptly mark, sign and date the enclosed proxy and return it in the enclosed pre-addressed envelope.

                                             BY ORDER OF THE BOARD OF DIRECTORS,



                                                   Kevin M. Kelly
                                                   President and Chief Executive
                                                   Officer

Garden City, New York
October 31, 2000

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

================================================================================
                                    IMPORTANT
THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE AND MAILED IN THE UNITED STATES.
================================================================================

                       2000 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              PROGINET CORPORATION

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------



         The Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Proginet Corporation, a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held on November 14, 2000, or at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

         The approximate date that this Proxy Statement and the enclosed proxy are first being sent to stockholders (the "Stockholders") of the Company is October 31, 2000. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended July 31, 2000 which accompanies this Proxy Statement. The Company's principal executive offices are located at 200 Garden City Plaza, Garden City, New York 11530, and its telephone number is (516) 248-2000. The Company can also be reached on the Internet at www.proginet.com.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should you so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the form of proxy and any additional solicitation materials furnished to the Stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to the solicitation of proxies by mail, proxies may be solicited without extra compensation paid by the Company by directors, officers and employees of the Company by telephone, facsimile or personal interview.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Stockholders will consider and vote upon the following matters:

         1. The election of five directors to the Company's Board of Directors to serve until the Company's 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

         2. The approval of an amendment to the Company's 1997 Stock Option Plan, as amended, (the "1997 Plan"), pursuant to which an additional 500,000 shares of the Company's common stock are reserved for issuance;

         3. The approval of the Company's 2000 Stock Option Plan (the "2000 Plan"), pursuant to which up to 352,100 shares of the Company's Common Stock are reserved for issuance;

         4. The ratification of the appointment of Grant Thornton LLP as the independent certified public accountants of the Company for the fiscal year ending July 31, 2001; and

         5. Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for director named below, in favor of approval of the amendment to the 1997 Plan, in favor of approval of the 2000 Plan and in favor of ratification of the appointment of auditors. In the event a stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on October 18, 2000 as the record date (the "Record Date") for determining Stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 13,478,054 shares of Common Stock, issued and outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting on each matter submitted to stockholders for approval at the Annual Meeting.

         The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Meeting, provided a quorum exists. The approval of the amendments to the 1997 Plan, the approval of the 2000 Plan and the ratification of independent certified public accountants require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting, provided a quorum exists. A quorum is established if, as of the Record Date, at least 34% of the outstanding shares of Common Stock are present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspectors of Election. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

         The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                               SECURITY OWNERSHIP

                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of October 18, 2000, information with respect to the beneficial ownership of the Company's common stock by (i) each stockholder known by the Company to own more than 5% of the outstanding shares of common stock; (ii) each director of the Company; (iii) each executive officer named in the Summary Compensation Table herein titled "Executive Compensation"); and (iv) all current directors and officers of the Company as a group.

------------------------------------- ----------------------------------- -----------------------------------
   Name and Address of Beneficial      Amount and Nature of Beneficial       Percent of Common Stock(2) %
             Owner (1)                          Ownership (2)
------------------------------------- ----------------------------------- -----------------------------------
Microsoft Corporation                                          1,360,000                                9.68
One Microsoft Way
9N-1264
Redmond, WA
------------------------------------- ----------------------------------- -----------------------------------
James F. Kelly                                               810,006 (3)                                5.77
------------------------------------- ----------------------------------- -----------------------------------
Kevin M. Kelly                                               721,604 (3)                                5.14
------------------------------------- ----------------------------------- -----------------------------------
Kevin Bohan                                                  260,641 (3)                                1.86
------------------------------------- ----------------------------------- -----------------------------------
Dr. E. Kelly Hyslop                                          258,994 (3)                                1.84
Ard na Gaoithe
Knockeen, Goleen
W.Cork, Ireland
------------------------------------- ----------------------------------- -----------------------------------
John C. Daily                                                212,000 (3)                                1.51
18 Holly Lane
Rye, NY  10580
------------------------------------- ----------------------------------- -----------------------------------
Stephen Sternbach                                             17,500 (3)                                 .12
11 Phaeton Drive
Melville, NY  11747
------------------------------------- ----------------------------------- -----------------------------------
Arne H. Johnson                                               62,500 (3)                                 .43
------------------------------------- ----------------------------------- -----------------------------------
All the Officers and Directors as a                            2,363,245                               16.83
Group (8 persons)
------------------------------------- ----------------------------------- -----------------------------------

 (1) Unless otherwise indicated, the address of each beneficial owner is the care of Proginet Corporation, 200 Garden City Plaza, Garden City, New York 11530

 (2) A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date of this proxy statement upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage of ownership is determined by assuming all options, warrants or convertible securities that are held by such person (but not held by any other person) and which are exercisable or convertible within 60 days of this proxy statement have been exercised or converted. The percentage of ownership of all officers and directors as a group assumes a base of 14,044,672, including 13,438,054 shares of common stock outstanding as of October 18, 2000 and 606,618 vested options.

(3) The amount of beneficial ownership includes both common stock held and vested options owned and exercisable within 60 days after October 18, 2000. The specific number of options for each individual is as follows:
         Kevin M. Kelly - 193,765, James F. Kelly - 35,000; Kevin Bohan - 45,000, E.Kelly Hyslop - 70,294, John C. Daily - 165,059, Stephen Sternbach - 15,000, Arne H. Johnson - 62,500, and all officers and directors as a group 606,618.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended July 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except as follows:

         Kevin M. Kelly, James F. Kelly, Arne Johnson, Jennifer Mundy, Kevin Bohan, Stephen Sternbach, E. Kelly Hyslop and John C. Daily have not filed their respective Forms 3 late; and, Kevin M. Kelly, Dr. E. Kelly Hyslop and John C. Daily were each delinquent in filing a Form 5 reflecting the grant of a single option to purchase 193,765, 35,294 and 37,059 shares, respectively, of the Company's Common Stock at an exercise price of $0.85 per share.

PROPOSAL 1 - ELECTION OF DIRECTORS; NOMINEES

         At the Meeting, stockholders will elect five (5) directors to serve until the annual meeting of stockholders scheduled to be held in the year 2001 and until their respective successors are elected and qualified. Each of the nominees has advised the Company of his willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

INFORMATION ABOUT NOMINEES

         The following table sets forth certain information with respect to the directors of Proginet Corporation.

------------------------------------- ----------------------------------- -----------------------------------
Name                                  Age                                 Position
------------------------------------- ----------------------------------- -----------------------------------
John C. Daily(1)(2)                   55                                  Director, Chairman
------------------------------------- ----------------------------------- -----------------------------------
Kevin M. Kelly(3)                     54                                  Director, President and Chief
                                                                          Executive Officer
------------------------------------- ----------------------------------- -----------------------------------
James F. Kelly                        34                                  Director, Senior Vice President
                                                                          and Corporate Secretary
------------------------------------- ----------------------------------- -----------------------------------
Dr. E. Kelly Hyslop(1)(2)(3)          Not Available                       Director
------------------------------------- ----------------------------------- -----------------------------------
Stephen  Sternbach (1)(2)(3)          45                                  Director
------------------------------------- ----------------------------------- -----------------------------------

(1) Member of the Audit Committee of the Board of Directors.
(2) Member of the Compensation Committee of the Board of Directors.
(3) Member of the Nominating Committee of the Board of Directors.


         Kevin M. Kelly is the President and Chief Executive Officer of Proginet. Mr. Kelly became president of Proginet in June 1994, and had previously served as an outside director for 2 years. From 1992 to June 1994, Mr. Kelly served as Chief Operating Officer of CDC Systems, where he managed an armored car company of over 1500 employees. He was also Senior Vice President of Nationar Bank in New York from 1984 to 1992, a correspondent commercial bank, and previously he was Division Executive and Vice President of Chase Manhattan Bank, a global banking organization. Mr. Kelly holds a Bachelor of Science degree in Mathematics from Iona College.

         James F. Kelly is a co-founder of the Company, and has been the Senior Vice President of Proginet since May 1995. Mr. Kelly started with Proginet in 1985 where he served as head of Quality Assurance as well as lead developer on several platforms for the XCOM project. From August 1988 to September 1999 Mr. Kelly served as a communications analyst at Prudential-Bache Securities, a financial services company. In September 1989, Mr. Kelly returned to Proginet as Senior Vice President of Engineering with responsibility for the entire development effort. In 1996, Mr. Kelly moved over to head the research efforts for the Company, including the merger and acquisition strategy. Mr. Kelly has been active in professional and engineering organizations on four continents and has been the author of more than one dozen technical articles for McGraw-Hill and Ziff Davis publications. Mr. Kelly holds a Bachelor of Science degree in Computer Science from Manhattan College.

         John C. Daily has been Chairman of the Board since December 1998 and a Director of the Company since 1993. He has been Senior Vice President and Principal of Christian & Timbers, an executive search firm, since June 1996. Mr. Daily has also served as Senior Vice President of Handy HRM, an executive search firm, from 1994 to June 1996 and President and Chief Executive Officer of Image Business Systems, a software development company, from June 1994 to December 1994.

         Dr. E. Kelly Hyslop has been a Director of the Company since September 1996. Dr. Hyslop is retired from medical practice. He practiced as a medical doctor from 1969 through 1995. He has been involved with many private investment groups as a strategic and financial advisor, assisting in the raising of capital for emerging growth companies. He is currently Chief Executive Officer of Red Emerald Ltd. Gibraltar, and serves on the Board of Quaterra Resources Inc. (QTA:CDNX) publicly traded on CDNX Exchange.

         Stephen Sternbach has been a Director of the Company since November 1999. Mr. Sternbach has been the President, Chief Executive Officer and a director of Star Multi Care Services, Inc., a health care provider based on Long Island, since 1986. Star Multi Care is publicly traded on the NASDAQ Stock Exchange under the symbol SMCS.

INFORMATION ABOUT NON-DIRECTOR OFFICERS

The following table sets forth certain information with respect to the non-director executive officers of the Company (as of October 18, 2000):

------------------------------------- ----------------------------------- -----------------------------------
Arne H. Johnson                       51                                  Vice President, Development
------------------------------------- ----------------------------------- -----------------------------------
Kevin Bohan                           31                                  Vice President, Sales and
                                                                          Customer Support
------------------------------------- ----------------------------------- -----------------------------------

         Arne H. Johnson has served as Proginet's Vice President of Development since June 1997. Previously, he served as President of Huntington Consulting Group, a software consulting company, from 1992 to June 1997, where his clients included J.P. Morgan Investment Management. Mr. Johnson also served as Senior Vice President and Vice President of Nationar Bank, a correspondent commercial bank from 1985 to 1992, and as Vice President of Chase Manhattan Bank, a global banking organization, from 1978 to 1985. Mr. Johnson holds a Bachelors Degree in Systems Engineering from Polytechnic Institute of New York and a Masters of Business Administration from Pace University.

         Kevin Bohan has served as Vice President of Sales and Customer Support for Proginet since 1998. He joined the Company in 1989 as a Network Engineer, and became manager of Customer Support in 1994. Previously, Mr. Bohan served on the Board of Directors of OSINET Corporation, a non-profit standards based software association, and has served as Chairman of the North American Open System Implementers Workshop at the United States National Institute of Standards and Technology. His standards work included work on directory services. Mr. Bohan holds a Bachelor of Arts degree in Accounting from Iona College.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended July 31, 2000, the Board of Directors held eleven (11) meetings. During such year, no director attended fewer than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he served on the Board of Directors, and (ii) the total number of meetings of committees of the Board of Directors held during the period he served on such committees.

         The Compensation Committee, which during fiscal year 2000 was comprised of Mr. Sternbach, Mr. Daily and Dr. Hyslop, has authority over the salaries, bonuses and other compensation arrangements of the executive officers of the Company, and it also has the authority to examine, administer and make recommendations to the Board of Directors with respect to benefit plans and arrangements of the Company. The Compensation Committee met three (3) times during fiscal 2000.

         The Audit Committee was comprised of Mr. Daily, Dr. Hyslop and Mr. Sternbach during fiscal year 2000. The Audit Committee's function is to nominate independent certified public accountants, subject to approval by the Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent certified public accountants' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent certified public accountants and management, and matters of concern to the independent certified public accountants resulting from the audit, including the results of the independent certified public accountants' review of internal accounting controls. The Audit Committee met twice during fiscal 2000.

         The Nominating Committee was composed of Dr. Hyslop, Mr. Kevin Kelly and Mr. Sternbach during fiscal year 2000. The Nominating Committee's function is to propose the slate of nominees of directors to be elected by the stockholders (and any directors to be elected by the Board to fill vacancies), and to recommend to the Board of Directors, the directors to be selected for membership on the various board committees. The Nominating Committee met twice during fiscal 2000.

                             EXECUTIVE COMPENSATION

         The following table sets out the compensation received by the Company's Chief Executive Officer and each of the Company's other executive officers whose total salary and bonus exceeded $100,000 during the year ended July 31, 2000 (the "Named Executive Officers").

                         Annual Compensation         Long -Term Compensation
-------------------------- ------- ------------ ------------- ------------------- ------------ ---------------------
                                                $(US)                             Awards       Payouts
-------------------------- ------- ------------ ------------- ------------------- ------------ ---------------------
Name and Principal                                                                Options      All Other
Position                   FY      Salary $     Bonus $       Other Comp $        Granted      Compensation $
Kevin M. Kelly             00          200,000             0                   0      293,765                     0
Chief Executive            99          200,000             0                   0       80,000                     0
Officer and President      98          200,000             0                   0            0                     0
-------------------------- ------- ------------ ------------- ------------------- ------------ ---------------------
James F. Kelly             00          110,000             0           8,135 (1)       50,000                     0
Senior Vice President      99          110,000             0           8,500 (1)       20,000                     0
                           98          110,000             0                   0            0                     0
-------------------------- ------- ------------ ------------- ------------------- ------------ ---------------------
Arne Johnson               00          145,000             0                   0       50,000                     0
Vice President,            99          145,000             0                   0       25,000                     0
Development                98          145,000             0                   0            0                     0
-------------------------- ------- ------------ ------------- ------------------- ------------ ---------------------
Kevin Bohan                00           80,000             0           26,954(2)       50,000                     0
Vice President, Sales      99           80,000             0           20,547(2)       40,000                     0
and Customer Support       98           80,000        20,000                   0       40,000                     0
-------------------------- ------- ------------ ------------- ------------------- ------------ ---------------------

(1) Commission earned on sales achieved for Indirect Channels license revenue.

(2)      Commission earned on sales achieved for Direct Sales license revenue.

STOCK OPTIONS

         The following table provides information with respect to the stock option grants made to the Named Executive Officers during fiscal year 2000. No stock appreciation rights were granted during such fiscal year to the Named Executive Officers.

--------------------------- --------------------- ----------------------- ------------------- ----------------------
                                                     % of total options
                             Securities under             granted to
                             Options granted           employee(s) in        Exercise price
           Name                      #                    fiscal year         ($U.S.)         Expiration Date
--------------------------- --------------------- ----------------------- ------------------- ----------------------
Kevin M. Kelly                    100,000                  7.9                   .62          11/16/09
--------------------------- --------------------- ----------------------- ------------------- ----------------------
Kevin M. Kelly                    193,765                  15.3                  .85          7/1/10
--------------------------- --------------------- ----------------------- ------------------- ----------------------
Kevin Bohan                        50,000                  3.9                   .62          11/16/09
--------------------------- --------------------- ----------------------- ------------------- ----------------------
Arne Johnson                       50,000                  3.9                   .62          11/16/09
--------------------------- --------------------- ----------------------- ------------------- ----------------------
James F. Kelly                     50,000                  3.9                   .62          11/16/09
--------------------------- --------------------- ----------------------- ------------------- ----------------------

OPTION GRANTS

--------------------------------------------------------------------------------------------------------------------
                                   Number of Securities Underlying              Value of Unexercised In the Money
                              Unexercised Options at Fiscal Year-End (1)              Fiscal Year-End
--------------------------------------------------------------------------------------------------------------------
Name of Executive Officer          Exercisable         Unexercisable         Exercisable         Unexercisable
--------------------------------------------------------------------------------------------------------------------
Kevin M. Kelly                        193,765              140,000              $0.00                  $8,000
--------------------------------------------------------------------------------------------------------------------
James F. Kelly                         35,000               25,000              $2,000                 $2,000
--------------------------------------------------------------------------------------------------------------------
Arne Johnson                           62,500                    0              $4,000                 $0.00
--------------------------------------------------------------------------------------------------------------------
Kevin Bohan                            45,000               25,000              $2,000                 $2,000
--------------------------------------------------------------------------------------------------------------------

(1) Two Named Executive Officers exercised options during the Company's last completed fiscal year ended July 31, 2000. Kevin M. Kelly exercised 219,600 options at an exercised price of $.75 per share which amounted to a realizable value of $21,960.00 and Kevin Bohan exercised 40,000 options at an exercised price of $.75 per share which amounted to a realizable value of $4,000.00. One named executive officer, Arne Johnson surrendered 50,000 options for a payment of $5,000 from the Company.

DIRECTOR COMPENSATION

Proginet compensates its non-employee directors by granting them each options for 30,000 shares annually. The Chairman of the Board receives options for an additional 15,000 shares. Proginet also compensates directors for reasonable expenses incurred in attending meetings of the Board of Directors.

MANAGEMENT CONTRACTS AND CHANGE-IN-CONTROL AGREEMENTS

The Company has entered into "management agreements" with two key employees, Kevin M. Kelly and James F. Kelly. When a change of control in the Company occurs, these agreements provide for:
o A lump sum payment equal to the present value of the aggregate of the executive's base compensation (equal to the highest rate of base compensation in effect during the three-year period immediately preceding the termination) for the eighteen month period following the termination and the aggregate amount of annual bonuses (equal to the highest aggregate amount of such bonuses that the executive received in any one of the three years preceding the termination) that the executive would have received for the eighteen month period following the termination.
o Continuation at the Company's expense of all benefits to which the executive was entitled prior to termination for a period of eighteen months.
o There are no other Management Contracts or Change in Control Agreements for any of the executives or employees of the Company.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION ON THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 2
                                   ----------

                         RATIFICATION OF AN AMENDMENT TO
                      THE COMPANY'S 1997 STOCK OPTION PLAN

        On June 22, 2000, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, an amendment to the Company's 1997 Stock Option Plan which increased the number of shares available for issuance under the 1997 Plan from a maximum of 1,910,000 to a maximum of 2,410,000 shares. The purpose of the amendment is to provide for additional available shares for grants of awards under the 1997 Plan so as to afford additional incentives for key employees. As of October 30, 2000, 421,600 options had been exercised under the 1997 Plan. On June 22, 2000, the Board of Directors granted options to certain employees described below which grants are conditioned upon obtaining stockholder approval for the amendment increasing the number of shares available under the 1997 Plan. As a result of increasing the maximum number of shares available under the 1997 Plan to 2,410,000 and, after giving effect to the options described below, the number of shares remaining available for grant under the 1997 Plan will be 372,100. However, options for such number of shares will not be granted under the 1997 Plan. Instead, the 372,100 shares will be reserved for issuance under the Company's 2000 Stock Option Plan (see "Proposal 3--Approval of the Company's 2000 Stock Option Plan.

       OPTIONS GRANTED UNDER THE 1997 PLAN SUBJECT TO STOCKHOLDER APPROVAL

--------------------------------------------------------------------------------- ------------------------------------
Name                                                                              Options Granted
--------------------------------------------------------------------------------- ------------------------------------
Kevin M. Kelly                                                                                                193,765
--------------------------------------------------------------------------------- ------------------------------------
All current directors who are not executive officers as a group                                                37,059
--------------------------------------------------------------------------------- ------------------------------------
All employees, including all current officers who are not executive officers,                                 105,882
as a group
--------------------------------------------------------------------------------- ------------------------------------
TOTAL                                                                                                         336,706
--------------------------------------------------------------------------------- ------------------------------------

The following is a summary of the material features of the Plan and is qualified in its entirety by reference to the 1997 Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

SHARES SUBJECT TO THE 1997 PLAN AND ELIGIBILITY

         The 1997 Plan, as originally adopted, authorized the grant of options to purchase a maximum of 1,970,000 shares of the Company's Common Stock (subject to adjustment as described below) to key employees (including officers and directors who are key employees) of the Company. Upon expiration, cancellation or termination of unexercised options, the shares of the Company's Common Stock subject to such options will again be available for the grant of options under the 1997 Plan. In addition, shares of Common Stock subject to options pursuant to the Company's Prior Plan which for any reason expire, are canceled or terminate unexercised or which cease for any reason to be exercisable may become available for the granting of options under the 1997 Plan, provided that, in no event shall the aggregate number of shares of Common Stock available under the 1997 Plan (as originally adopted) and the Prior Plan exceed 2,000,000.

The amendment to the 1997 Plan increases the aggregate number of shares from 2,000,000 to 2,500,000.

         Set forth in the table below is information as to the number of shares as to which options have been granted under the 1997 Plan (including options subject to stockholder approval of the amendment) to the Named Executive Officers, to all current executive officers as a group, to all current directors, who are not executive officers, as a group and to all current employees, including all current officers who are not executive officers, as a group:

Name (1)                                                                                Number of Shares
--------                                                                                ----------------
----------------------------------------------------------------------------------------- ----------------------------------
Kevin M. Kelly                                                                                                      373,765
----------------------------------------------------------------------------------------- ----------------------------------
James F. Kelly                                                                                                       70,000
----------------------------------------------------------------------------------------- ----------------------------------
Arne Johnson                                                                                                         75,000
----------------------------------------------------------------------------------------- ----------------------------------
Kevin Bohan                                                                                                         130,000
----------------------------------------------------------------------------------------- ----------------------------------
All current executive officers as a group (including the foregoing)                                                 693,765
----------------------------------------------------------------------------------------- ----------------------------------
All current directors who are not executive officers as a group                                                     262,353
----------------------------------------------------------------------------------------- ----------------------------------
All employees, including all current officers who are not executive officers, as a group                            891,582
----------------------------------------------------------------------------------------- ----------------------------------

TYPE OF OPTIONS

        Options granted under the 1997 Plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options which do not qualify as ISOs ("NQSOs").

ADMINISTRATION

        The 1997 Plan is administered by a committee of the Board of Directors (the "Committee") consisting of at least two members of the Board, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. It is also intended that each member of the Committee will be an "outside director" within the meaning of Section 162(m) of the Code. The current members of the Committee are John C. Daily and Dr. Kelly Hyslop.

        Among other things, the Committee is empowered to determine, within the express limits contained in the 1997 Plan: the key employees to be granted options, the times when options shall be granted, whether an option is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the exercisability of each option, whether and under what conditions to accelerate the

--------
(1) See "Executive Compensation - Summary Compensation Table" for information as to the positions held by the named persons.

date of exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an option and, with the consent of the optionee, to modify an option. The Committee is also authorized to prescribe, amend and rescind rules and regulations relating to the 1997 Plan and to make all other determinations necessary or advisable for administering the 1997 Plan and to construe the 1997 Plan.

TERMS AND CONDITIONS OF OPTIONS

        Options granted under the 1997 Plan will be subject to, among other things, the following terms and conditions:

        (a) The exercise price of each option will be determined by the Committee; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

        (b) Options may be granted for terms determined by the Committee; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

        (c) The maximum number of shares of the Company's Common Stock for which options may be granted to an employee in any calendar year is 250,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

        (d) The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract ("Contract") entered into by the Company with an optionee permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in previously acquired shares of the Company's Common Stock in an amount having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or any combination thereof.

        (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee or his or her legal representatives.

        (f) Except as may otherwise be provided in the applicable Contract, if the optionee's relationship with the Company as an employee, director or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However, if the relationship is terminated either for cause or without the consent of the Company, the option will terminate immediately. In the case of the death of an optionee while an employee (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option.

        (g) The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

        Appropriate adjustments will be made by the Board of Directors in the aggregate number and kind of shares available under the 1997 Plan, in the number and kind of shares subject to each outstanding option, the exercise prices of such options and the maximum number of options that may be granted to an employee in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, spin-off, combination or exchange of shares or the like.

        In the event of (a) the liquidation or dissolution of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization (other than a recapitalization) in which more than 50% of the shares of Common Stock of the Company entitled to vote are exchanged, any outstanding options shall terminate unless other provision is made therefor in the transaction.

DURATION AND AMENDMENT OF THE 1997 PLAN

        No option may be granted under the 1997 Plan after September 11, 2007. The Board of Directors may at any time terminate or amend the 1997 Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the adjustments in the event of capital changes described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee in any calendar year, (b) change the eligibility requirements for persons who may receive options or (c) materially increase the benefits to participants. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

REQUIRED VOTE

        Approval of the amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting of the Shareholders and entitled to vote on this proposal. If the amendment to the 1997 Plan is not approved by the stockholders, the amendment will not be made, and the options granted subject to shareholder approval will be cancelled. The Board of Directors recommends a vote "FOR" the amendment to the 1997 Plan.

                                   PROPOSAL 3
                APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN

        On October 10, 2000, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the Company's 2000 Stock Option Plan. The 2000 Stock Option Plan is herein referred to as the "Plan". The Plan is designed to provide an incentive to key employees and non-employee directors of, and consultants to, the Company and to offer an additional inducement in obtaining the services of such persons. The proceeds derived from the sale of shares subject to options will be used for general corporate purposes of the Company.

        The following summary of certain material features of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which is set forth as Exhibit B to this Proxy Statement.

SHARES SUBJECT TO THE OPTION PLAN AND ELIGIBILITY

        The Plan authorizes the grant of options to purchase a maximum of 372,100 shares of the Company's Common Stock (subject to adjustment as described below) to employees (including officers and directors who are employees) and non-employee directors of, and consultants to, the Company. Upon expiration, cancellation or termination of unexercised options, the shares of the Company's Common Stock subject to such options will again be available for the grant of options under the Plan. All of the employees of the Company are currently eligible to receive grants of options under the Plan. In addition shares of Common Stock subject to options pursuant to the Company's Prior Plan and the 1997 Plan (collectively, the "Pre-2000 Plans") which for any reason expire, are canceled or terminate unexercised or which cease for any reason to be exercisable may become available for the granting of options under the Plan, provided that, in no event shall the aggregate number of shares of Common Stock available under the Plan and the Pre-2000 Plans exceed 2,500,000.

        Twenty-four thousand options have been granted under the Plan.

TYPE OF OPTIONS

        Options granted under the Plan may either be ISOs or NQSOs.

ADMINISTRATION

        The Plan will be administered by a committee of the Board of Directors (the "Administrators") consisting of at least two members of the Board, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. It is also intended that each Administrator will be an "outside director" within the meaning of Section 162(m) of the Code.

        Among other things, the Administrators are empowered to determine, within the express limits contained in the Plan: the employees, directors and consultants to be granted options, the times when options shall be granted, whether an option is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the exercisability of each option, whether and under what conditions to accelerate the date of exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an option and, with the consent of the optionee, to modify an option. The Administrators are also authorized to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for administering the Plan and to construe the Plan.

TERMS AND CONDITIONS OF OPTIONS

        Options granted under the Plan will be subject to, among other things, the following terms and conditions:

        (a) The exercise price of each option will be determined by the Administrators; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

        (b) Options may be granted for terms determined by the Administrators; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

        (c) The maximum number of shares of the Company's Common Stock for which options may be granted to an employee in any calendar year is 250,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

        (d) The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract ("Contract") entered into by the Company with an optionee permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in previously acquired shares of the Company's Common Stock in an amount having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or any combination thereof.

        (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee or his or her legal representatives.

        (f) Except as may otherwise be provided in the applicable Contract, if the optionee's relationship with the Company as an employee, director or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However, if the relationship is terminated either for cause or without the consent of the Company, the option will terminate immediately. In the case of the death of an optionee while an employee, director or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. Options are not affected by a change in the status of an optionee so long as he or she continues to be an employee of, or a consultant to, the Company.

        (g) The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

        Appropriate adjustments will be made in the number and kind of shares available under the Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the number of shares subject to future grants to non-employee directors and limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, split-up, spin off, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, exchange of shares or the like. In the event of (i) the liquidation or dissolution of the Company; (ii) a proposed sale of all or substantially all of the assets or outstanding equity of the Company; or (iii) the merger or consolidation of the Company with or into another entity or any other corporate reorganization if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such surviving entity, the Board of Directors of the Company shall, as to outstanding options, either (1) make appropriate provisions for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (2) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

DURATION AND AMENDMENT OF THE PLAN

        No option may be granted under the Plan after October 10, 2010. The Board of Directors may at any time terminate or amend the Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee in any calendar year, (b) change the eligibility requirements for persons who may receive options or (c) make any changes for which applicable law or regulatory authority requires stockholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

REQUIRED VOTE

         Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal. If the Plan is not approved by stockholders, the Plan will terminate and the options granted thereunder will be cancelled. The Board of Directors receommends a vote "FOR" approval of the Plan.

FEDERAL INCOME TAX CONSEQUENCES

        The following is a general summary of certain material federal income tax consequences of the grant and exercise of the options under the 1997 Plan and the Plan and the sale of any underlying security. This description is based on current law which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant and exercise of the options or resulting from the application of special rules to a particular optionee (including an optionee subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and state, local, foreign and other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying securities. An optionee should consult with the optionee's own tax advisors with respect to the tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security.

         ISOS EXERCISED WITH CASH

        No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee's tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the optionee for such shares.

        If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

        If the shares received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

         NQSOS EXERCISED WITH CASH

        No taxable income will be recognized by an optionee upon the grant of a NQSO. Upon the exercise of a NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

        Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to a NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

         EXERCISES OF OPTIONS USING PREVIOUSLY ACQUIRED SHARES

        If previously acquired shares are surrendered in full or partial payment of the exercise price of an option (whether an ISO or a NQSO), gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor ("Replacement Shares"). If the option exercised is an ISO or if the shares used were acquired pursuant to the exercise of an ISO, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO.

        However, if an ISO is exercised with shares which were previously acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year-after-transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the optionee would recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior ISO and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

        The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The optionee's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

        Any shares received by the optionee on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

         ALTERNATIVE MINIMUM TAX

        In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee's regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. A holder of an ISO should consult with the optionee's tax advisors concerning the applicability and effect of the alternative minimum tax.

        THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                   PROPOSAL 4
                                   ----------

                    RATIFICATION AND APPROVAL OF APPOINTMENT
                   OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Grant Thornton LLP, as the independent certified public accountants of the Company for the fiscal year ending July 31, 2001, subject to ratification by the Stockholders. The firm of Grant Thornton LLP, has audited the books of the Company since fiscal year 2000. A representative of Grant Thornton LLP, is expected to be present at the Annual Meeting to respond to questions from Stockholders and to make a statement if such representative desires to do so.

VOTE REQUIRED

         Ratification of the appointment of Grant Thornton LLP as the independent certified public accountants of the Company requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                                  MISCELLANEOUS

OTHER MATTERS

         The Board of Directors does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company not later than August 7, 2001 for inclusion in the Company's proxy statement and form of proxy card for that meeting. Notices of shareholder proposals relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy, will be considered untimely, and thus the Company's proxy may confer discretionary authority on the persons named in the proxy with regard to such proposals, if received after October 21, 2001.

FORM 10-KSB EXHIBITS

         The Company will furnish, upon payment of a reasonable fee to cover reproduction and mailing expenses, a copy of any exhibit to the Company's Annual Report on Form 10-KSB requested by any person solicited hereunder.

                                              By Order of the Board of Directors


                                              /s/ John C. Daily
                                              John C. Daily
                                              Chairman

Garden City, New York
October 31, 2000

                                                                       EXHIBIT A
                                                                       ---------

                             1997 STOCK OPTION PLAN

                                       OF

                              PROGINET CORPORATION
                              --------------------

         1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees (including officers and directors who are key employees), of Proginet Corporation, a Delaware corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 19 ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs"), but the Company makes no warranty as to the qualification of any option as an "incentive stock option" under the Code.

         2. (a) STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 2(b) and Paragraph 12, the aggregate number of shares of Common Stock, $.0001 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 1,970,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is cancelled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

            (b) In the event that options in respect of shares of Common Stock previously granted pursuant to the Company's 1995 Equity Incentive Plan (the "Equity Plan") become void, expire, are canceled, terminate unexercised, or cease for any reason whatsoever to be exercisable (the "Voided Options"), the aggregate number of shares of Common Stock for which options may be granted under the Plan shall increase by an amount equal to the number of Voided Options in any instance, provided that, in no event shall the aggregate number of shares of Common Stock available under the Plan and the Equity Plan exceed 2,500,000.

            3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan to a committee of the Board of Directors (the "Committee") consisting of not less than two directors (or such greater number as required by law), each of whom shall be a "non-employee director" (within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" (within the meaning of Section 162(m) of the Code), to the extent Rule 16b-3 and Section 162(m), respectively, are applicable to the Company. References in the Plan to determinations or actions by the Committee shall be deemed to include determinations and actions by the Board of Directors. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

                  Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine: the key employees who shall receive options; the times when they shall receive options; whether an option shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the Contract (as described in Paragraph 11), including without limitation, contingencies relating to entering into a covenant not to compete with the Company and its Parent and Subsidiaries, to financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company or its Subsidiaries, to determine whether such contingencies have been met; to construe the respective Contracts and the Plan; to determine the amount, if any, necessary to satisfy the Company's obligation to withhold taxes; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive. No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

            4. ELIGIBILITY; GRANTS. The Committee may, consistent with the purposes of the Plan, grant options from time to time, to key employees (including officers and directors who are key employees) of the Company or any of its Subsidiaries. Options granted shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that the maximum number of shares subject to options that may be granted to any employee in any fiscal year of the Company under the Plan (the "162(m) Maximum") may not exceed 250,000; and further, provided, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a NQSO.

            5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each Option shall be determined by the Committee; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and, further provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

            The fair market value of a share of Common Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange (including, the Vancouver Stock Exchange), the average between the high and low sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and (i) if actual sales price information is available with respect to the Common Stock, the average between the high and low sales prices per share of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average between the highest bid and the lowest asked prices for the Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average between the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service, National Quotation Bureau, Incorporated or a comparable service; provided that if clauses
(a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the stock.

            6. TERM. The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

            7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (at present 200 Garden City Plaza, Garden City, New York 11530, Attn.: President), stating which ISO or NQSO is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract at the time of grant so permits, with the authorization of the Committee, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock.

            The Committee may, in its discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed exercise notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

            A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a shareholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

            8. TERMINATION OF RELATIONSHIP. Any holder of an Employee Option whose employment with the Company (and its Parent and Subsidiaries) has terminated for any reason other than his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment shall be terminated either (a) for cause, or (b) without the consent of the Company, said option shall terminate immediately. Options granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be a full-time employee of the Company, its Parent or any of the

Subsidiaries (regardless of having been transferred from one corporation to another).

            For purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. In addition, for purposes of the Plan, an optionee's employment with a Subsidiary or Parent of the Company shall be deemed to have terminated on the date such corporation ceases to be a Subsidiary or Parent of the Company.

                  Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ of the Company, its Parent or any of its Subsidiaries, or interfere in any way with the right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

            9. DEATH OR DISABILITY OF AN OPTIONEE. If an optionee dies (a) while he is employed by the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of his employment (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of his employment by reason of Disability, an option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

                  Any optionee whose employment has terminated by reason of Disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

            10. COMPLIANCE WITH SECURITIES LAW. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act.

            The Committee may require the optionee to execute and deliver to the Company his representations and warranties, in form and substance satisfactory to the Committee, that (i) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (a) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

            In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issuance of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

            11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.

            12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, spin-off, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

            In the event of (a) the liquidation or dissolution of the Company,
(b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization (other than a recapitalization) in which more than 50% of the shares of Common Stock of the Company entitled to vote are exchanged, any outstanding options shall terminate, unless other provision is made therefor in the transaction.

            13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on September 11, 1997. No option may be granted under the Plan after September 11, 2007. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISO granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act, Section 162(m) of the Code and to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent shareholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) materially increase the benefits to participants under the Plan or
(c) change the eligibility requirements for individuals entitled to receive options hereunder. No termination, suspension or amendment of the Plan or amendment to the Contract shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

            14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

            15. WITHHOLDING TAXES. The Company may withhold cash and/or, with the authorization of the Committee, shares of Common Stock to be issued with respect thereto having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other taxes incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

            16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

            The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

            17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors may determine.

            18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph
19) or assume the prior options of such Constituent Corporation.

            19. DEFINITIONS.

               (a) Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

               (b) Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

               (c) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

               (d) Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

            20. GOVERNING LAW. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of [New York].

            21. PARTIAL INVALIDITY. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

            22. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes cast at the next duly held meeting of the Company's shareholders at which a majority of the outstanding voting shares are present, in person or by proxy, and voting on the Plan. No options granted pursuant to the Plan may be exercised prior to such approval, provided that the date of grant of any options granted thereunder shall be determined as if the amendment to the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the shareholders of the Company on or before December 31, 1997, the Plan and any options granted thereunder shall terminate.

                                                                       EXHIBIT B
                                                                       ---------

                             2000 STOCK OPTION PLAN
                                       OF
                              PROGINET CORPORATION

            1. Purposes of the Plan. This stock option plan (the "Plan") is intended to provide an incentive to employees (including directors and officers who are employees), and to consultants and directors who are not employees, of Proginet Corporation, a Delaware corporation (the "Company"), or any of its Subsidiaries (as such term is defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

            2. Stock Subject to the Plan. Subject to the provisions of Paragraph 2(b) and Paragraph 12, the aggregate number of shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), for which options may be granted under the Plan shall not exceed 352,100. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an option, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

            (b) In the event that options in respect of shares of Common Stock previously granted pursuant to the Company's Equity Incentive Plan (amended and restated as of February 21, 1995) and the Company's 1997 Stock Option Plan (collectively, the "Prior Plans") become void, expire, are cancelled, terminate unexercised, or cease for any reason whatsoever to be exercisable (the "Voided Options"), the aggregate number of shares of Common Stock for which options may be granted under the Plan shall increase by an amount equal to the number of Voided Options in any instance, provided, that in no event shall the aggregate number of shares of Common Stock available under the Plan and the Prior Plans exceed 2,500,000.

            3. Administration of the Plan. The Plan will be administered by the Board of Directors, or by a committee (the "Committee") consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the "Administrators." Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3, and an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Board or the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Board or the Committee.

            Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine the persons who shall be granted options; the times when they shall receive options; whether an option granted to an employee shall be an ISO or a NQSO; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation restrictions or contingencies relating to (a) entering into a covenant not to compete with the Company, its Parent (if any) (as such term is defined in Paragraph 19) and any Subsidiaries, (b) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (c) the period of continued employment of the optionee with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; whether an optionee has a Disability (as such term is defined in Paragraph 19); with the consent of the optionee, to cancel or modify an option, provided, however, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

            4. Eligibility. The Administrators may from time to time, consistent with the purposes of the Plan, grant options to such employees (including officers and directors who are employees) of, or consultants to, the Company or any of its Subsidiaries, and to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an option, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan shall be 250,000 shares; provided, further, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

            5. Exercise Price. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

         The fair market value of a share of Common Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange, the closing sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the closing sales prices per share of the Common Stock on such day on Nasdaq, or (ii) if such information is not available, the closing bid and the asked prices per share for the Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the closing bid and asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service as determined in the sole discretion of the Administrators; provided, however, that if clauses (a), (b) and (c) of this Paragraph 5 are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

            6. Term. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

            7. Exercise. An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments)
(a) in cash and/or by certified check, (b) with the authorization of the Adminstrators, with previously acquired shares of Common Stock having an aggregate fair market value (determined in accordance with Paragraph 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

         The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         An optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

            8. Termination of Relationship. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company, its Parent and any of its Subsidiaries, has terminated for any reason other than the death or Disability of the optionee may exercise any option granted to the optionee as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph
19), or (b) without the consent of the Company, such option shall terminate immediately.

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to re-employment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to re-employment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated for any reason other than the optionee's death or Disability may exercise the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the optionee's directorship is terminated for Cause or without the consent of the Company, such option shall terminate immediately.

         Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ or as a consultant of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

            9. Death or Disability of an optionee. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is employed by, or a consultant to, the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of the optionee's employment or consulting relationship with the Company, its Parent and its Subsidiaries (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such employment or consulting relationship by reason of the optionee's Disability, the options granted to the optionee as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the optionee's death, by the optionee's Legal Representative (as such term is defined in Paragraph 19), at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company, its Parent and its Subsidiaries has terminated by reason of the optionee's Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

            Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while the optionee is a director of the Company, (b) within three months after the termination of the optionee's directorship with the Company (unless such termination was for Cause) or (c) within one year after the termination of the optionee's directorship by reason of the optionee's Disability, the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the optionee's death, by the optionee's Legal Representative at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

            10. Compliance with Securities Laws. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the

"Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

         The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company the optionee's representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for the optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

            11. Stock Option Contracts. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each option and Contract need not be identical.

            12. Adjustments upon Changes in Common Stock. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 12 if such adjustment (a) would cause the Plan to fail to comply with
Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such option), or (b) would be considered as the adoption of a new plan requiring stockholder approval.

            Except as may otherwise be expressly provided in the applicable Contract, in the event of (i) a proposed dissolution or liquidation of the Company, or (ii) a proposed sale of all or substantially all of the assets or outstanding equity of the Company, or (iii) the merger or consolidation of the Company with or into another entity or any other corporate reorganization if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity, the Board of Directors of the Company shall, as to outstanding options, either (1) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (2) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

            13. Amendments and Termination of the Plan. The Plan was adopted by the Board of Directors on October 10, 2000. No option may be granted under the Plan after October 10, 2010. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an optionee under any option granted under the Plan without such optionee's consent. The power of the Administrators to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

            14. Non-Transferability. No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or the optionee's Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect. 15. Withholding Taxes. The Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value (determined in accordance with Paragraph 5) equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand.

            16. Legends; Payment of Expenses. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

            The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

            17. Use of Proceeds. The cash proceeds to be received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

            18. Substitutions and Assumptions of Options of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

            19. Definitions.

               (a) "Cause", in connection with the termination of an optionee, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such optionee, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Company and such optionee pursuant to Paragraph 11, or (iii) in the absence of both of the foregoing, (A) indictment of such optionee for any illegal conduct,
(B) failure of such optionee to adequately perform any of the optionee's duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such optionee's physical or mental incapacity), (C) the commission of any act or failure to act by such optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such optionee of any Company rule or policy, or (E) any violation by such optionee of the requirements of such Contract, any other contract or agreement between the Company and such optionee or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board of Directors.

               (b) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which
Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

               (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

               (d) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

               (e) "Parent" shall mean a "parent corporation" within the meaning of Section 424(e) of the Code.

               (f) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

            20. Governing Law. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict or choice of law provisions.

         Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

            21. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

            22. Stockholder Approval. The Plan shall be subject to approval by
(a) the holders of a majority of the votes present in person or by proxy entitled to vote hereon at a duly held meeting of the Company's stockholders at which a quorum is present or (b) the Company's stockholders acting in accordance with the provisions of Section 228 of the Delaware General Corporation Law. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before October 10, 2001, the Plan and any options granted hereunder shall terminate.

PROXY                                                                      PROXY

                              PROGINET CORPORATION
               ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 14, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Common Stock of PROGINET CORPORATION, hereby revokes all previous proxies, acknowledges receipt of the Notice of Stockholders' Meeting , Proxy Statement and Annual Report relating thereto, to be held at the offices of Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY at 5:00 P.M. EST, on Tuesday, November 14, 2000, and at any adjournment or postponement thereof and hereby appoints Kevin M. Kelly or instead of him James F. Kelly, as Proxy(s), of the undersigned, each with the power to appoint his substitute, to represent and vote, as designated below, all shares of the undersigned at said meeting and at any adjournment or postponement thereof with the same effect as if the undersigned were present and voting the shares.

Each properly executed Proxy will be voted in accordance with the specifications made below and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR each of the proposals set forth below.


1.       Election of Directors:
         |_|      FOR all nominees listed below                                 |_|     WITHHOLD
                  (except as indicated to the contrary below)                           Authority  to vote  for all
nominees listed below

Nominees:  Kevin M. Kelly, James F. Kelly, John C. Daily, Dr. E. Kelly Hyslop, and Stephen Sternbach.
(Instruction:  To withhold  authority to vote for any  individual  nominee,  write that nominee's name in the space provided below the WITHHOLD box)

2.       Approval of the amendment to the 1997 Stock Option Plan of the Company
         FOR      |_|                       AGAINST  |_|                                ABSTAIN  |_|

3.       Approval of the  2000 Stock Option Plan of the Company
         FOR      |_|                       AGAINST  |_|                                ABSTAIN  |_|

4.       Ratification  of the  appointment of Grant Thornton LLP as independent  certified  public  accountants for the fiscal year ending July 31, 2001.
         FOR      |_|                       AGAINST  |_|                                ABSTAIN  |_|

                                            This  Proxy  is   solicited   on
                                            behalf of the Board of Directors
                                            and,       unless       contrary
                                            instructions are indicated, will
                                            be voted FOR the election of all
                                            nominees for  director,  FOR the
                                            approval of the amendment to the
                                            1997 Stock Option Plan,  FOR the
                                            approval   of  the  2000   Stock
                                            Option    Plan   and   FOR   the
                                            ratification  of Grant  Thornton
                                            as independent  certified public
                                            accountants.

                                            In their discretion, the Proxies
                                            are authorized to vote upon such
                                            other  matters  as may  properly
                                            come  before the  meeting or any
                                            adjournment   or    postponement
                                            thereof.

                                             Dated____________________,2000

                                             ______________________________

                                             ______________________________

                                             _____________________________
                                             Signature of Stockholder(s)

                                             ______________________________
                                             (Title, if appropriate)


THIS  PROXY  SHOULD BE DATED,  SIGNED  AND  RETURNED  PROMPTLY  IN THE  ENCLOSED
ENVELOPE